Rule 497(k)
File Nos. 333-289838 and 811-24117
Corgi ETF Trust I
Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series
Cboe BZX Exchange, Inc. — EMMY
Summary Prospectus
April 29, 2026, as supplemented May 6, 2026
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://www.corgifunds.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated April 29, 2026, are incorporated by reference into this Summary Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series
EMMY

Investment Objective
The Fund seeks to provide investors with returns that generally match the price return (excluding dividends) of the iShares® MSCI Emerging Markets ETF, up to the upside cap of 24.01% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of iShares® MSCI Emerging Markets ETF losses, over the period from May 1, 2026 to April 30, 2027.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.40%
Fee Waiver[3]	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	0.30%
1 Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser"), will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2 Based on estimated amounts for the current fiscal year.
3 The Adviser has contractually agreed to waive a portion of its management fee equal to 0.10% of the Fund's average daily net assets. This agreement has no termination date and may not be terminated without the approval of the Board of Trustees, upon not less than thirty (30) days' prior written notice to the Adviser; provided that the Board may not terminate the agreement with respect to any Fund prior to the one-year anniversary of the effective date of the agreement with respect to such Fund. Amounts waived are not subject to recoupment by the Adviser.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. The Example reflects the contractual Fee Waiver described in footnote (3) above. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
1 Year	3 Years
$30	$99
Portfolio Turnover
When the Fund buys and sells securities, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.
Principal Investment Strategies
80% Policy; Core Instruments. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to iShares® MSCI Emerging Markets ETF (the "Underlying ETF"), consistent with the Fund's policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund obtains this exposure primarily through FLEXible EXchange® Options ("FLEX Options") on the Underlying ETF. FLEX Options are exchange-traded options with terms that may be customized within exchange guidelines. While FLEX Options are cleared and guaranteed for settlement by The Options Clearing Corporation ("OCC"), they remain subject to risks associated with the clearinghouse and may be less liquid than more standardized listed options. Because the Fund uses options to pursue its objectives, an investment in the Fund has return characteristics that differ from many traditional investment vehicles, and investors should understand these characteristics before investing.
Outcome Period Framework. The Fund is designed to seek certain target results (the "Outcomes"), including an upside cap (the "Cap") and a downside buffer of 15% (the "Buffer"), based on the performance of the Underlying ETF's share price (i.e., its "price return") over an approximately one-year period beginning May 1, 2026 and ending April 30, 2027 (each, an "Outcome Period"). At the end of an Outcome Period, the Fund expects to realize the cash value of the FLEX Options held for that period and then establish a new set of FLEX Options with expirations generally about one year out, beginning a new Outcome Period. The Fund is a continuous investment vehicle and will not terminate at the conclusion of any Outcome Period. A new Cap is established at the beginning of each new Outcome Period and is determined based on prevailing market conditions at that time, including then-current interest rate levels, volatility in the Underlying ETF's share price, and the pricing of the FLEX Options. As a result, the Cap is expected to change from one Outcome Period to the next and may be higher or lower than the prior Outcome Period's Cap. The Fund's initial Outcome Period may be shorter than one year, beginning on the Fund's listing date and ending on the last business day before the Fund's designated Outcome Period start month; following the initial Outcome Period, the Fund will transition to approximately one-year Outcome Periods as described above. Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement disclosing the anticipated Cap range for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement disclosing the final Cap (both before and after the Fund's management fee) for the next Outcome Period. This information will also be available on the Fund's website at www.corgifunds.com. The intended Outcomes are generally applicable only to investors who hold Shares continuously from the start of an Outcome Period through its end. Investors who purchase Shares after the Outcome Period begins or sell Shares before it ends may experience returns that differ, potentially materially, from the Outcomes described for a full Outcome Period holding.
Return Profile; No Dividend Exposure. The Fund's strategy is structured to seek the Outcomes based on the Underlying ETF's price return over the Outcome Period. Because the Fund obtains exposure primarily through options, it generally will not receive the benefit of dividend payments made by the Underlying ETF to the extent of its FLEX Options positions. Accordingly, the Fund is not intended as an income-oriented investment. During an Outcome Period in which the Underlying ETF's share price increases, the Fund seeks to provide shareholders who hold for the full Outcome Period with returns that generally track the percentage increase in the Underlying ETF's share price up to the Cap. If the Underlying ETF's share price increases by more than the Cap during an Outcome Period, shareholders are not expected to participate in gains above the Cap. An investor that purchases Shares after the Outcome Period has begun will likely have a different return potential than an investor who purchased Shares at the start of the Outcome Period. This is because the Cap and Buffer are fixed levels calculated in relation to the Underlying ETF's price at the start of the Outcome Period and remain constant throughout. If the Fund has already increased in value, a mid-period purchaser's remaining upside to the Cap will be reduced, and the purchaser will not benefit from the Buffer until the Fund's value declines to its level at the start of the Outcome Period. If the Fund has already decreased in value by an amount equal to or exceeding the Buffer, a mid-period purchaser may not benefit from the Buffer for the remainder of that Outcome Period. An investor considering a purchase during an Outcome Period should visit the Fund's website at www.corgifunds.com to review the Fund's current value relative to the Cap and Buffer.
Cap Setting and Fee Impact. The Cap is determined by market conditions at the time the Fund establishes its FLEX Options positions at the beginning of each Outcome Period. For the current Outcome Period (which may be shorter than one year for the Fund's initial Outcome Period), the Cap is 24.01% before Fund fees and expenses. After reflecting the Fund's annual management fee of 0.30% (net of fee waiver) of average daily net assets, the Cap is 23.71%. The effective Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. Because the Cap is set based on prevailing conditions at the start of each Outcome Period, it is expected to vary from one Outcome Period to the next and may be higher or lower in future periods.
NAV Behavior During the Outcome Period. During an Outcome Period, the Fund's NAV is not expected to move in lockstep with the Underlying ETF's share price. The Fund's NAV reflects the value of its portfolio, which is comprised primarily of FLEX Options, and option values are influenced by factors such as time remaining to expiration. The Fund's NAV is generally expected to increase on days when the Underlying ETF's share price rises and decrease on days when it falls; however, the magnitude of those daily changes is generally expected to be less than the corresponding daily changes in the Underlying ETF's share price.
Objective Statement; Illustrations; No Assurance. The Fund seeks to provide exposure to the Underlying ETF's price return up to the Cap while limiting downside losses through the Buffer. Hypothetical illustrations in this prospectus are intended to show, in simplified form, the Outcomes the Fund seeks to provide to investors who hold Shares for the entire Outcome Period. There is no guarantee that the Fund will achieve its intended Outcomes or meet its investment objective. The described returns do not reflect brokerage commissions or other costs associated with buying and selling Shares and do not include certain expenses that may be incurred by the Fund. For updated, daily information relating to these illustrative examples throughout the Outcome Period, please refer to the Fund's website: www.corgifunds.com. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
The table below provides hypothetical examples intended to illustrate, in simplified form, the Outcomes the Fund seeks to provide to investors who purchase Shares at the beginning of an Outcome Period and hold Shares through the end of that Outcome Period. The examples are based on assumed price return performance of the Underlying ETF over the Outcome Period. The table is provided for illustrative purposes only, does not reflect every possible return scenario, and is not intended to predict or project the performance of the Fund or its FLEX Options. There is no guarantee that the Fund will achieve its intended Outcomes. The examples do not reflect brokerage commissions or other trading costs.
*Please note: this graph is provided only to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the Underlying ETF. Shareholders may experience losses greater than 85%, including loss of their entire investment. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.
Diversification Status. The Fund is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended (the "1940 Act").
Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
AP and Market Maker Dependence Risk. The Fund relies on a limited number of authorized participants ("APs") and market makers to create, redeem, and provide liquidity in Shares. If these firms curtail or cease their activities and others do not step in, Shares may trade at significant premiums/discounts to NAV, experience wider bid-ask spreads, or be subject to trading halts or delisting.
Premium/Discount to NAV Risk. Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the portfolio experiences disruptions.
Defined Outcome Strategy Risk. Because the Fund uses a defined outcome approach, it is exposed to risks that differ from those of conventional funds. The Fund's defined outcome strategy may not be appropriate for all investors. These strategy-specific risks include the following.
• Buffer and Outcome Period Timing Risk. The Fund's strategy is intended to provide a buffer against Underlying ETF losses of up to 15% over an Outcome Period, but there is no assurance it will do so. The buffer is not principal protection, and a shareholder may lose some or all of their investment, including the entire investment. The intended buffered result is generally sought only for shareholders who hold Shares beginning when the Fund establishes its FLEX Options positions and continuing through the expiration of those FLEX Options at the end of the Outcome Period. Investors who buy Shares after the FLEX Options are established or sell Shares before they expire may not receive the intended buffer and should expect returns that differ, potentially materially, from the outcomes the Fund seeks. There is no guarantee that the Fund will be able to achieve the stated Outcomes. Investors who purchase Shares after the Outcome Period begins can view their expected outcome through the end of the Outcome Period by visiting www.corgifunds.com.
• Cap and Upside Participation Risk. The Fund's potential gains for an Outcome Period are limited by a maximum return level (the "Cap"). If the Underlying ETF appreciates by more than the Cap during an Outcome Period, the Fund will not participate in returns above the Cap and will underperform the Underlying ETF by the amount of that excess appreciation. In addition, there can be no guarantee that the Fund will successfully provide shareholders with a total return that matches increases in the Underlying ETF over the Outcome Period up to the Cap. Because the strategy is designed to align with the Underlying ETF's price return (subject to the Cap) at the end of the Outcome Period, an investor who sells Shares prior to FLEX Options expiration may do so when the Fund's performance does not correspond to the Underlying ETF's performance over the Outcome Period and may therefore realize returns that are worse than the Underlying ETF's returns over that same period. Investors purchasing Shares after the Fund has already appreciated during an Outcome Period may have little or no remaining upside before the Cap is reached, yet remain exposed to downside risk.
• Transaction Fee and Mid-Period Trading Risk. The Fund seeks to manage its portfolio so that transaction fees incurred in connection with managing the Fund's assets do not impair its ability to provide upside exposure or achieve returns consistent with the Cap when the Underlying ETF's returns are equal to or exceed the Cap; however, there is no guarantee the Fund will be able to do so. More generally, because the strategy's intended return profile is designed to be realized at FLEX Options expiration, investors who trade Shares during an Outcome Period--including purchases after the FLEX Options are entered into or sales before they expire--may experience returns that do not match those the Fund seeks to provide.
• Cap Reset Risk. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
• Initial Outcome Period Risk. The Fund's initial Outcome Period is expected to be shorter than subsequent Outcome Periods, beginning on the Fund's listing date and ending before the start of the Fund's first full annual Outcome Period. Because the initial Outcome Period is shorter, the Cap for the initial Outcome Period will generally be lower than the Cap that would be established for a full one-year Outcome Period under similar market conditions. The full Buffer percentage will apply during the initial Outcome Period. Following the initial Outcome Period, the Fund will transition to approximately one-year Outcome Periods.
• Multiple Outcome Period Risk. Investors who hold Shares through multiple Outcome Periods may experience returns that trail the Underlying ETF over time. Gains above the Cap in one Outcome Period are forfeited, while losses below the Buffer are locked in and cannot be recovered in subsequent Outcome Periods. Over multiple Outcome Periods, these effects may cause the Fund to underperform the Underlying ETF materially.
FLEX Options and Derivatives Risk. The Fund will use FLEX Options that are issued and guaranteed for settlement by The Options Clearing Corporation ("OCC"). Although the OCC is the central counterparty for these transactions, the Fund is subject to the risk that the OCC is unable or unwilling to meet its obligations under the FLEX Options contracts. In the unlikely event the OCC becomes insolvent or otherwise cannot satisfy its settlement obligations, the Fund could incur significant losses. In addition, FLEX Options may trade in less liquid markets than certain other instruments, including standardized options. In periods of reduced liquidity, the Fund may have difficulty closing out FLEX Options positions at the times and prices it prefers. This liquidity constraint can also affect the Fund's creation and redemption process: if market participants are unwilling or unable to enter into FLEX Options transactions with the Fund at prices that reflect the market price of the Fund's Shares, the Fund's NAV--and in turn the market price of its Shares--could be adversely affected. The Fund may experience substantial losses related to particular FLEX Options positions, and some FLEX Options positions may expire worthless. FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As expiration approaches, a FLEX Option's value typically moves more closely with the value of the Underlying ETF. Before that time, however, FLEX Options generally will not increase or decrease at the same rate as the Underlying ETF on a day-to-day basis (even if they tend to move in the same direction). The Fund will value its FLEX Options based on market quotations or other recognized pricing methods. The value of FLEX Options is influenced by, among other factors, changes in the Underlying ETF's share price, interest rates, actual and implied volatility of the Underlying ETF, and the time remaining until expiration.
Option Contracts Risk. The use of option contracts involves strategies and risks that differ from investing in ordinary portfolio securities. Option prices may be volatile and are affected by factors such as actual and anticipated changes in the value of the underlying instrument, changes in interest rates or currency exchange rates, fiscal and monetary policies, national and international political and economic events, changes in the actual or implied volatility of the reference asset, and the time remaining until expiration. At times, movements in option values may not correlate perfectly with movements in the reference asset, and there may not be a liquid secondary market for certain option contracts. The Fund has taken steps to comply with Rule 18f-4 under the Investment Company Act of 1940, as amended ("Rule 18f-4"), in connection with its use of FLEX Options. The Fund has adopted and implements a derivatives risk management program with policies and procedures reasonably designed to manage derivatives risks, has appointed a derivatives risk manager responsible for administering that program, complies with applicable limits on derivatives-related risks, and provides enhanced reporting to the Board, the SEC, and the public regarding its derivatives activities. If the Fund is not in compliance with Rule 18f-4, the Fund may be required to adjust its portfolio, which could negatively affect the Fund's ability to deliver the sought-after Outcomes.
Clearing Member Default and Customer Asset Risk. Certain derivatives transactions, including FLEX Options, are required to be centrally cleared ("cleared derivatives"). For cleared derivatives, the Fund's counterparty is the clearing house (such as the OCC), rather than a bank or broker. Because the Fund is not a member of any clearing house, it accesses cleared derivatives through accounts maintained at clearing house members ("clearing members"). Payments associated with cleared derivatives (including margin) are made to and received from the clearing house through the Fund's accounts at clearing members. Customer funds held at a clearing organization in connection with option contracts are maintained in a commingled omnibus account and are not held in accounts identified to individual customers. As a result, margin assets the Fund posts with a clearing member for its FLEX Options could, in certain circumstances, be used to satisfy losses of other clients of that clearing member. Further, although clearing members generally guarantee their clients' obligations to the clearing house, the Fund's assets may not be fully protected if a clearing member enters bankruptcy. The Fund also faces the risk that only a limited number of clearing members may be willing to transact on the Fund's behalf, which can increase the impact of any clearing member default. If a clearing member defaults, the Fund could lose some or all of the benefits of transactions it entered into through that clearing member. The loss of a clearing member relationship could also increase transaction costs and create operational challenges that hinder the Fund's ability to implement its strategy. If the Fund cannot obtain access to a clearing member willing to transact on its behalf, the Fund may be unable to implement its investment strategy effectively.
Counterparty and Clearinghouse Risk. Counterparty risk is the risk that an issuer, guarantor, or counterparty associated with a security or transaction is unable or unwilling to meet its obligations. Such risk may arise due to a counterparty's financial condition, market activities, or other factors, and the Fund may experience limited or delayed recovery. Because the OCC acts as guarantor and central counterparty for the Fund's FLEX Options, the Fund's ability to pursue its objective depends in part on the OCC's ability to perform its obligations. If an OCC clearing member through which the Fund transacts becomes insolvent, some or all of the Fund's FLEX Options positions may be closed without the Fund's consent, or the Fund may experience delays or other difficulties in closing or exercising affected positions. Any such events could impair the Fund's ability to implement its strategy and deliver the Outcomes. The OCC's rules and procedures are designed to facilitate prompt settlement of options transactions and exercises, including in connection with clearing member insolvencies; however, there is a risk that the OCC and its backup systems could fail if insolvencies are substantial or widespread. In the unlikely event the OCC becomes insolvent or otherwise cannot meet its settlement obligations, the Fund could suffer significant losses.
Underlying ETF Risk. The Fund's results depend in significant part on the performance of the Underlying ETF and the risks associated with that ETF and its holdings. Because the Fund's FLEX Options reference the Underlying ETF, adverse developments affecting the Underlying ETF--whether related to its portfolio, portfolio construction, trading, or operations--can negatively affect the Fund's performance and its ability to achieve its investment objective. In addition to ETF-structure risks that may apply to the Underlying ETF (including trading, liquidity, and operational risks), the Fund is indirectly exposed to the investment and portfolio risks of the Underlying ETF, which may include the following:
• Style and Factor Exposure Risk. The Underlying ETF may have meaningful exposure to particular investment styles or factors (such as growth, momentum, quality, profitability, or valuation characteristics). Periods when those styles or factors underperform the broader market could cause the Underlying ETF--and therefore the Fund--to underperform, potentially for extended periods.
• Valuation Risk. The market prices of securities held by the Underlying ETF may become disconnected from their fundamental value, particularly during periods of market stress or when investor sentiment shifts. Securities perceived to be "expensive" may experience sharp drawdowns even without issuer-specific negative news, which could adversely affect the Underlying ETF and the Fund.
• Index, Methodology, and Reconstitution Risk. If the Underlying ETF tracks an index or uses rules-based selection and weighting, the Underlying ETF may be affected by the design and construction of that methodology, including eligibility criteria, weighting schemes, rebalancing frequency, and corporate action treatment. Changes to the methodology, index errors, delayed implementation, or reconstitution effects (including forced buying and selling) could adversely affect the Underlying ETF's performance and increase volatility.
• Tracking Error Risk. The Underlying ETF may not perfectly track its benchmark or intended exposure due to fees and expenses, transaction costs, imperfect replication, sampling, timing differences, cash holdings, rebalancing effects, and other implementation factors. Any such tracking differences can affect the Underlying ETF's returns and therefore the Fund's results.
• Portfolio Turnover and Trading Impact Risk. The Underlying ETF may experience elevated portfolio turnover due to rebalancing, index changes, or methodology-driven trades. Higher turnover can increase transaction costs and may create market impact, particularly in less liquid securities or during stressed market conditions, which may reduce performance.
• Liquidity of Underlying Holdings Risk. The securities held by the Underlying ETF may at times be less liquid, particularly during periods of heightened volatility or market dislocation. Reduced liquidity can widen bid-ask spreads, increase trading costs, and make it more difficult for the Underlying ETF to adjust positions at desired prices, which could adversely affect the Underlying ETF and the Fund.
• Premium/Discount and Secondary Market Trading Risk of the Underlying ETF. Shares of the Underlying ETF trade on an exchange and may trade at prices above (premium) or below (discount) their net asset value. The frequency and magnitude of premiums/discounts may increase in volatile markets, when liquidity is reduced, or when the Underlying ETF's holdings are difficult to price or trade. Such dislocations can affect the performance of FLEX Options referencing the Underlying ETF and, consequently, the Fund's returns.
• Securities Lending Risk. To the extent the Underlying ETF engages in securities lending, it is subject to borrower default risk, collateral shortfalls, delays in recovering loaned securities, and operational or counterparty failures. Losses or reduced lending revenue could negatively affect the Underlying ETF's performance, which would in turn affect the Fund.
• Regulatory and Litigation Risk Affecting Underlying ETF Holdings. Issuers held by the Underlying ETF may be affected by changes in law, regulation, enforcement actions, or litigation (including antitrust, consumer protection, privacy, intellectual property, or other regimes). Such developments can materially impact issuer profitability and valuations, and therefore the Underlying ETF and the Fund.
• Emerging Markets Equity Risk (MSCI Emerging Markets Exposure). The Underlying ETF invests in equity securities of companies in emerging market countries as represented by the MSCI Emerging Markets Index. Emerging markets investments are subject to greater risks than investments in developed markets, including political instability, currency volatility, less developed regulatory and legal frameworks, lower liquidity, higher transaction costs, and potential for government intervention. The Underlying ETF's share price may decline significantly due to broad market events, changes in investor sentiment, economic conditions, interest rates, inflation, geopolitical developments, or country- and sector-specific developments. Because the Fund's FLEX Options reference the Underlying ETF, declines in the Underlying ETF's share price will adversely affect the Fund, and losses may exceed the Buffer.
Market Risk. The Fund can lose money. Share prices may fall quickly because of short-term market moves or over longer periods during broad market declines. FLEX Options and other assets may drop in value due to general market conditions, changes in interest rates, inflation, economic slowdowns, or events affecting a particular company, industry, sector, region, or country. In a market downturn, many investments can decline at the same time. Events such as bank failures, political or regulatory changes, armed conflicts, natural disasters, or health crises can increase volatility, reduce liquidity, disrupt trading, and lower the value of the Fund's investments and Shares.
Investment Objective Risk. The Fund may not achieve its investment objective. This could happen, for example, if (i) the Fund sells FLEX Options, (ii) the Fund is unable to maintain the intended number and mix of FLEX Options positions, (iii) Fund expenses related to implementing the strategy are higher than expected, or (iv) tax laws or IRS interpretations change in a way that affects the tax treatment of FLEX Options.
Concentration Risk. Because the Fund references the Underlying ETF, the Fund will have exposure to industries or groups of industries to the same extent as the Underlying ETF. If the Fund has significant exposure to a single asset class or to issuers in the same country, state, region, industry, or sector, negative developments affecting that exposure could hurt the Fund more than a more diversified fund. Concentration can increase volatility and make the Fund more sensitive to a single event.
Liquidity and Valuation Risk. The Fund invests primarily in FLEX Options that reference the Underlying ETF. The market for FLEX Options may be less liquid than the market for the Underlying ETF's shares or for standardized options. In stressed markets, liquidity can decline sharply and bid-ask spreads can widen. In those conditions, the Fund may have difficulty entering into, adjusting, or closing FLEX Options positions at the times or prices it wants. This can increase transaction costs and may reduce the Fund's returns. Reduced liquidity can also contribute to differences between the Fund's NAV and the market price of its Shares. The Fund normally values its FLEX Options using market quotations. If market quotations are not readily available or are considered unreliable, the Fund may use fair value pricing. A fair value price is an estimate and may be higher or lower than the price the Fund could receive if it sold or closed the position. The Fund could realize a loss if a FLEX Option is sold, closed, or valued at expiration at a price different from its fair value. FLEX Option values are affected by more than changes in the Underlying ETF's share price. Factors such as time remaining until expiration, interest rates, and actual or implied volatility can also affect prices. Because of these factors, the Fund's NAV may not move in the same way as the Underlying ETF from day to day, and pricing differences may be larger during volatile or less liquid markets.
Non-Diversified Fund Risk. As a non-diversified fund under the Investment Company Act of 1940, the Fund may invest a larger portion of assets in fewer issuers than a diversified fund. Losses in a single issuer could have a proportionately greater adverse effect on the Fund's performance.
Active Management Risk. Because the Fund is actively managed, the Fund's performance depends on the Adviser's ability to select investments and allocate assets. The Adviser's judgments may prove incorrect, and the Fund may underperform funds with similar objectives or strategies and may underperform the broader equity markets.
Brokerage Commissions and Bid-Ask Spread Risk. Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.
New Adviser Risk. The Adviser is both a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
New Fund Risk. The Fund is newly organized and has limited or no operating history. It may take time to attract assets, build secondary-market liquidity, and achieve investment and trading efficiencies.
Limited Shareholder Rights Risk. The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). These provisions can make it harder, more expensive, or slower for shareholders to bring claims or to influence how the Trust or the Fund is run, including because certain claims (other than claims arising under the federal securities laws) may be subject to a waiver of the right to a jury trial.
Performance
Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented.
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Portfolio Managers
The individuals primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since 2026.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgifunds.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.